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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                        DIRECTORS OF MBT FINANCIAL CORP.

         Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Ronald D. LaBeau and H. Douglas Chaffin and each of them, severally, his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director of MBT Financial Corp., a Michigan corporation (the "Company"), to a Registration Statement on Form S-8 registering under the Securities Act of 1933, common shares to be sold under the MBT Financial Corp. Employee Stock Purchase Plan, and to any and all amendments, post-effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that each said attorney-in-fact, or any substitute therefor, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Monroe, Michigan, this 22nd day of May, 2003.


/s/ Connie S. Cape                                   Director
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Connie S. Cape

/s/ Joseph S. Daly                                   Director
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Joseph S. Daly

/s/ Thomas M. Huner                                  Director
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Thomas M. Huner

/s/ William D. McIntyre, Jr.                         Director
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William D. McIntyre, Jr.

/s/ Michael J. Miller                                Director
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Michael J. Miller

/s/ Richard A. Sieb                                  Director
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Richard A. Sieb

/s/ Philip P. Swy                                    Director
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Philip P. Swy